                                  SERVICE AGREEMENT


     This Service Agreement (the "Agreement") is made as of this 10th day of May 1996 by and between Consumer Net Marketplace, Inc., a California corporation ("CNM"), Consumer Net Partners, a California general partnership, and Consumers On-Line Development, Inc., a California corporation (collectively "CNP-COLD") with respect to the following facts:


                                       RECITALS
                                       --------

     A. Consumer Net Partners ("CNP") is engaged in the business of developing, financing, and overseeing the Consumer Net Marketplace electronic shopping mall on the Internet (the "CNM Shopping Mall").

     B. Consumers On-Line Development, Inc. ("COLD") is engaged in the business of managing and overseeing the development, creation, establishment, and marketing of the CNM Shopping Mall.

     C. Consumer Net Marketplace, Inc. ("CNM") is engaged in the business of developing, operating, managing, and marketing Websites and shopping malls on the Internet.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, THE PARTIES HERETO AGREE AS FOLLOWS:

     1.   SERVICES
          --------
     CNM agrees to provide technical support, equipment, and any assistance necessary in creating, developing, operating, maintaining, managing, and marketing the CNM Shopping Mall.

     2.   CONSIDERATION
          -------------
     In consideration for the services described in Section 1, CNM shall retain a 25% net profits interest in the CNM Shopping Mall.

     3.   NOTICE
          ------
     Notice will be deemed to be given by one party to the other parties of this Agreement upon personal delivery by messenger, air courier, express mail or certified registered mail, return receipt requested, or upon facsimile or telegram, or three days after mailing by first class mail by the party giving the notice, addressed to the parties as follows,

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or to any other address or facsimile numbers provided to the parties in writing in accordance with this Agreement by the party making the change:

     If to CNM:     Consumer Net Marketplace, Inc.
                    1919 Williams Street, Suite 220
                    Simi Valley, California 93065

     If to CNP:     Consumer Net Partners
                    5737 Kanan Road, Suite 125
                    Agoura Hills, California 91031

     If to COLD:    Consumers On-Line Development, Inc.
                    26500 West Agoura Road, Suite 301
                    Calabasas, California 91302

     4.   WAIVERS
          -------
     If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

     5.   SUCCESSORS AND ASSIGNS
          ----------------------
     Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

     6.   ATTORNEY'S FEES
          ---------------
     In the event that any party must resort to legal action in order to enforce the provisions of this Agreement or to defend such action, the prevailing party shall be entitled to receive reimbursement from the nonprevailing party for all reasonable attorney's fees and all other costs incurred in commencing or defending such action, or in enforcing this Agreement, including but not limited to post judgment costs.

     7.   ENTIRE AND SOLE AGREEMENT
          -------------------------
     This Agreement constitutes the entire agreement between the parties and supersedes all agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.


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     8.   GOVERNING LAW
          -------------
     This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and performed entirely in the State of California and without regard to conflicts of law. The venue for any legal proceedings under this Agreement will be in the appropriate forum in the County of Los Angeles, State of California.

     9.   BINDING ARBITRATION
          -------------------
     Any dispute under this Agreement will be resolved by binding arbitration conducted in accordance with the rules and procedures of the American Arbitration Association as they are then in effect in the County of Los Angeles, State of California. In order to select an arbitrator, each party to the dispute will select an arbitrator of its choice, and those selected arbitrators will then select by mutual agreement a single arbitrator for the proceeding.
The decision of the arbitrator shall be final and binding on the parties to this Agreement, and judgment thereon may be entered in the Superior Court for the County of Los Angeles or any other court having jurisdiction. Each party to this Agreement will advance one-third of the arbitrator's fees; however, all costs of the arbitration proceeding to enforce this Agreement, including attorneys' fees and witness expenses, shall be paid by the party against whom the arbitrator rules. It is expressly agreed that the parties to any such arbitration may take discovery as contemplated and provided for by California Code of Civil Procedure Section 1283.05. Notwithstanding anything herein to the contrary, the parties hereto shall not be required to submit a claim to arbitration if the claim is for temporary or preliminary equitable or injunctive relief that could not practicably be heard in a timely fashion through the arbitration process.

     10.  RIGHTS CUMULATIVE
          -----------------
     All rights and remedies under this Agreement are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance of performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     11.  CAPTIONS
          --------
     The paragraph and other headings contained in this Agreement are for reference purposes only, and shall not limit or otherwise affect the meaning hereof.

     12.  LEGAL HOLIDAYS
          --------------
     In the case where the date on which any action required to be taken, document required to be delivered or payment required to be made is not a business day in Los


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Angeles, California, such action, delivery or payment need not be made on that date, but may be made on the next succeeding business day.

     13.  COUNTERPARTS
          ------------
     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     14.  PARTIES
          -------
     This Agreement shall inure solely to the benefit of and shall be binding upon the parties hereto and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision contained herein.

     15.  AUTHORITY
          ---------
     Each signatory to this Agreement does hereby represent and warrant that he has the authority to execute this Agreement on behalf of the party to this Agreement for whom he is executing this Agreement.

CNM:                CONSUMERNET MARKETPLACE, INC.


                    By:  /s/  Fredrick Rice
                       ------------------------------------------
                         Fredrick Rice, President


CNP:                CONSUMER NET PARTNERS


                    By:   CONSUMER ON-LINE DEVELOPMENT, INC.,
                        Managing Partner


                    By:  /s/  Fredrick Rice
                       ------------------------------------------
                         Fredrick Rice, President


COLD:               CONSUMER ON-LINE DEVELOPMENT, INC.


                    By:  /s/  Fredrick Rice
                       ------------------------------------------
                         Fredrick Rice, President

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